EMPLOYMENT AGREEMENT

     Employment Agreement (the "Employment Agreement") made as of this 15th day of September, 1999, by and between DONALD L. KOVACH, an individual residing at Branchville, New Jersey (the "Employee"), SUSSEX COUNTY STATE BANK, a state chartered bank with its principal place of business located at 399 State Highway 23, Franklin, New Jersey 07416 (the "Bank"), and SUSSEX BANCORP, a New Jersey corporation with its principal place of business located at 399 State Highway 23, Franklin, New Jersey 07416 (the "Company"; the Bank and the company sometimes collectively are referred to herein as "Employer").

     WHEREAS, the Board of Directors of the Bank and the Board of Directors of the Company have each determined that it is in the best interests of each of the Bank and the Company to enter into this Agreement with Employee, and each respective Board has authorized the Bank and the Company to enter into this Agreement;

     WHEREAS, the Employee agrees to be employed pursuant to the terms and conditions of this Agreement;

     NOW, THEREFORE, in consideration of the premises and covenants contained herein, and with the intent to be legally bound hereby, the parties hereto hereby agree as follows:

     1. Employment. The Company and the Bank hereby jointly agree to employ the Employee, and the Employee hereby accepts such employment, upon the terms and conditions set forth herein.

     2. Position and Duties. The Employee shall be employed as President and Chief Executive Officer of the Company and President and Chief Executive Officer of the Bank, to perform such services in that capacity as are usual and customary for comparable institutions and as shall from time-to-time be established by the Board of Directors of the Company and the Bank. Employee agrees that he will devote his full business time and efforts to his duties hereunder. Notwithstanding the foregoing, the Company and the Bank acknowledge that Employer may maintain a position as a non-equity partner or of Counsel with a law firm of his choosing, provided that such association shall not conflict with Employee's performance of his duties hereunder.

     3. Cash Compensation. Employer shall pay to the Employee compensation for his services as follows:

          (a) Base Salary. The Employee shall be entitled to receive, commencing upon the date of this Agreement, an annual base salary (the "Base Salary") of One Hundred Sixty Thousand and Two Hundred Dollars ($160,200), which shall be payable in installments in accordance with Employer's usual payroll method. Annually thereafter, on or prior to the anniversary date of this Agreement, the Board of Directors shall review the Employee's performance, the status of Employer and such other factors as the Board of Directors or a committee thereof shall deem appropriate and shall adjust the Base Salary accordingly.

          (b) Discretionary Bonus. Employee shall be entitled to receive annually at the discretion of the Board of Directors or a committee thereof a cash bonus.

     4. Other Benefits.

          (a) Fringe Benefits. The Employee shall be entitled to the exclusive and unlimited use of an automobile or a cash allowance to be used for the purpose of maintaining an automobile of a type and style commensurate with the Employee's status as President and Chief Executive Officer of Employer. In addition, the Employee shall be entitled to receive hospital, health, medical, and life insurance of a type currently provided to and enjoyed by other senior officers of Employer, and shall be entitled to participate in any other employee benefit or retirement plans offered by Employer to its employees generally or to its senior management.

          (b) Retirement Plan. Employer and Employee shall immediately commence negotiations for the adoption of a mutually acceptable retirement plan for Employee. Such retirement plan will include provisions for post-employment payments, an equity position in Employer, or any combination of the foregoing or any other benefits which Employer and Employee may consider mutually acceptable. In the event that Employer and Employee are unable to agree upon a mutually acceptable form of retirement benefits package for Employee within one (1) year of the date of this agreement, Employee and Employer shall immediately renegotiate the compensation and other terms of this agreement to reflect the absence of a retirement plan for Employee. Alternatively, Employee may, upon written notice to Employer within thirty (30) days of such anniversary date, terminate his employment with Employer. In such case, he shall be paid a lump sum payment equal to three (3) times his then current Base Salary. Such payment shall be made by Employer within thirty (30) days of receipt of Employee's written notice of termination.

     5. Term. The term of this Agreement shall be three years, commencing on September 15, 1999 and continuing until August 31, 2002; provided, however, that the term of this Agreement shall automatically renew for one (1) additional year on each anniversary date hereof unless, at least sixty (60) days prior to such anniversary date, either Employer or Employee shall have provided the other with written notice of their intention not to extend the term of this Agreement; further provided, however, that this Agreement shall not be extended for more than two (2) additional one (1) year terms under this provision.

     6. Termination. Employee may be terminated at any time, without prejudice to Employee's right to compensation or benefits as provided herein. Employee's rights upon a termination shall be as follows:

          (a) Cause. As used in this Agreement, the term "Cause" shall mean the Employee's personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or a material breach of any provision of this Agreement. Notwithstanding the above, the Employee shall not be deemed to have been terminated for cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths of the members of the Board of Directors of the Bank at a meeting of its Board called and held for that purpose (after reasonable notice to the Employee and an opportunity for him, together with counsel, to be heard before such Board of Directors), finding that in the good faith opinion of the Board of Directors, the Employee was guilty of conduct justifying termination for cause and specifying the particulars thereof in detail; provided, however, that nothing contained herein shall prohibit Employee from being suspended from his duties hereunder by a duly authorized agent of the Board upon a good faith determination that "cause" exists. Such suspension shall last until such time as the Board meeting provided for above shall have occurred, provided that such Board meeting shall occur within a reasonable period of time. During such suspension Employee shall continue to be an employee, entitled to all salary and benefits provided for hereunder.

          (b) Termination With Cause. Employer shall have the right to terminate the Employee for "cause", upon written notice to him of such determination, specifying the alleged "cause". In the event of such termination, the Employee shall not be entitled to any further benefits under this Agreement.

          (c) Termination Without Cause. Upon a termination of Employee's employment hereunder without "cause", Employee shall be entitled to receive his then current base salary for the remaining term of this Agreement. Such payments may be made over the remaining term of this Agreement in periodic payments in the same manner in which the Employee's salary was paid through the time of such termination, or by a lump sum payment of the discounted present value of all base salary payments through the remaining term of this Agreement. The determination of the method of payment shall be made mutually by Employer and the Employee; provided, however, that in the event the parties cannot agree on the method of payment, Employee shall be entitled to choose. In addition, Employer shall continue to provide the Employee with hospital, health, medical and life insurance, and any other like benefits in effect at the time of such termination through the end of the term of this Agreement. The Employee shall have no duty to mitigate damages in connection with his termination by Employer without "cause". However, if the Employer obtains new employment and such new employment provides for hospital, health, medical and life insurance, and other benefits, in a manner substantially similar to the benefits payable by Employer hereunder, Employer may permanently terminate the duplicative benefits it is obligated to provide hereunder.

          (d) Suspension and Special Regulatory Rules.

               (i) If the Employee is suspended and/or temporarily prohibited from participating in the conduct of the affairs of the Company of the Bank by a notice served under Section 8(e)(3) or Section 8(g)(1) of the Federal Deposit Insurance Act ("FDI Act"), Employer's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings.

               (ii) If the Employee is removed and/or permanently prohibited from participating in the conduct of the affairs of the Company or the Bank by an order issued under Section 8(e) or Section 8(g)(1) of the FDI Act, all obligations of Employer under this Agreement shall terminate as of the effective date of the order and the Employee shall not be entitled to received the payments provided for under Paragraph (c) above.

               (iii) If the Bank is in default, as defined in Section 3(x)(1) of the FDI Act, all obligations of Employer under this Agreement shall terminate as of the date of default.

     7. Resignation for Cause. During the term of this Agreement, the Employee shall be entitled to resign from his employment with Employer, and receive the payments provided for below, in the event that the Employee is not in breach of this Agreement and Employer (i) reassigns the Employee to a position of lesser rank or status than President and Chief Executive Officer, (ii) relocates the Employee's principal place of employment by more than thirty miles from its location on the date hereof, or (iii) reduces the Employee's compensation or other benefits. Upon the occurrence of any of these events, the Employee shall have thirty days to provide Employer notice of his intention to terminate this Agreement. In the event the Employee elects to so terminate this Agreement, such termination shall be treated as a termination without "cause" by Employer under
Section 6(c) hereof, and the Employee shall be entitled to receive all payments and other benefits called for under such Section 6(c).

     8. Change in Control.

          (a) Upon the occurrence of a Change in Control (as herein defined) followed at any time during the term of this Agreement by the involuntary termination of the Employee's employment other than for "cause", as defined in
Section 6(a) hereof, or, as provided below the voluntary termination of the Employee within eighteen months of such Change in Control, Employee shall become entitled to receive the payments provided for under paragraph (c) below. Upon the occurrence of a Change in Control, the Employee shall have the right to elect to voluntarily terminate his employment within eighteen months of such Change in Control following any demotion, loss of title, office of significantly authority, reduction in his annual compensation or benefits, or relocation of his principal place of employment by more than thirty miles from its location immediately prior to the Change in Control.

          (b) A "Change in Control" shall mean:

                    (i) a reorganization, merger, consolidation or sale of all or substantially all of the assets of the Company, or a similar transaction in which the Company is not the resulting entity;

                    (ii) individuals  who  constitute  the  Incumbent  Board (as herein defined) of the Company cease for any reason to constitute a majority thereof;

                    (iii)(a) an event of a nature  that would be  required to be reported in response to Item I of the current report on Form 8-K, as in effect on the date hereof, pursuant to
                         Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

                    (iv) Without limitation, a change in control shall be deemed to have occurred at such time as (i) any "person" (as the term is used in Section 13(d) and 14(d) of the Exchange Act) other than the Company or the trustees or any administration of any employee stock ownership plan and trust, or any other employee benefit plans, established by Employer from time-to-time in is or becomes a "beneficial owner" (as defined in Rule 13-d under the Exchange Act) directly or indirectly, of securities of the Company representing 25% or more of the Company's outstanding securities ordinarily having the right to vote at the election of directors; or

                    (v) A proxy statement soliciting proxies from stockholders of the Company is disseminated by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged or converted into cash or property or securities not issued by the Company;

                    (vi) A tender  offer  is made for 25% or more of the  voting securities of the Company and the shareholder owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender and such tendered shares have been accepted by the tender offeror.

     For these purposes, "Incumbent Board" means the Board of Directors on the date hereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a voting of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by members or stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be considered as though he were a member of the Incumbent Board.

          (c) In the event the conditions of Section (a) above are satisfied, Employee shall be entitled to receive a lump sum payment equal to 2.99 times Employee's then current Base Salary; provided, however, that in no event shall any payments provided for hereunder constitute an "excess parachute payment" under Section 280G of the Internal Revenue Code of 1986, as amended or any successor thereto, and in order to avoid such a result the benefits provided for hereunder will be reduced, if necessary, to an amount which is One Dollar ($1.00) less than an amount equal to three (3) times Employee's "base amount" as determined in accordance with such Section 280G. In addition to the foregoing, Employee shall be entitled to receive from Employer, or its successor, hospital, health, medical and life insurance on the terms and at the cost to Employee as Employee was receiving such benefits upon the date of his termination. Employer's obligation to continue such insurance benefits will be for a period of three years.

     9. Covenant Not to Compete. Employee agrees that during the term of his employment hereunder and for a period of one (1) year after the termination of his employment, he will not in any way, directly or indirectly, manage, operate, control, accept employment or a consulting position with or otherwise advise or assist or be connected with or own or have any other interest in or right with respect to (other than through ownership of not more than five percent (5%) of the outstanding shares of a corporation whose stock is listed on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System) any enterprise which competes with Employer in the business of banking in the counties in which Employer conducts its business on the date of Employee's termination. In the event that this covenant not to compete shall be found by a court of competent jurisdiction to be invalid or unenforceable as against public policy, such court shall exercise discretion in reforming such covenant to the end that Employee shall be subject to a covenant not to compete that is reasonable under the circumstances and enforceable by Employer. Employee agrees to be bound by any such modified covenant not to compete.

     10. Termination of Prior Agreement. Employee and Employer acknowledge that this Agreement is being entered into in substitution of that certain existing Employment Agreement between Employee and Employer dated as of November 20, 1996, which is hereby terminated.

     11. Miscellaneous.

          (a) Governing Law. In the absence of controlling Federal law, this Agreement shall be governed by and interpreted under the substantive law of the State of New Jersey.

          (b) Severability. If any provision of this Agreement shall be held to be invalid, void, or unenforceable, the remaining provisions hereof shall in no way be affected or impaired, and such remaining provisions shall remain in full force and effect.

          (c) Entire Agreement; Amendment. This Agreement sets for the entire understanding of the parties with regarding to the subject matter contained herein and supersedes any and all prior agreements, arrangements or understandings relating to the subject matter hereof and may only be amended by written agreement signed by both parties hereto or their duly authorized representatives.

          (d) Successors and Assigns. This Agreement shall be binding upon and become the legal obligation of the successors and assigns of Employer.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    SUSSEX COUNTY STATE BANK


                                    By:_______________________________________
                                       Name:   Joel D. Marvil
                                       Title:  Chairman, Compensation Committee


                                    SUSSEX BANCORP


                                    By:_______________________________________
                                       Name:  Joel D. Marvil
                                       Title: Chairman, Compensation Committee



                                    EMPLOYEE:


                                    -----------------------------------------
                                    Name:   Donald L. Kovach, Esq.